Supplemental Information First-Quarter Earnings Call 2014

Market & Financial Overview

Q1 & FY Capital Markets & Leasing Markets Volumes Leasing Activity Uneven; Signs of Improvement Investment Volume Strength Varies 3 HISTORICAL FORECAST Q1 TTM 2014 v. Q1 TTM 2013 FY 2013 v. FY 2012 FY 2014 v. FY 2013 Market Volumes Market Volumes Market Volumes Capital Markets(1) Americas 30% 18% ~ 20% EMEA 32% 37% ~ 5% Asia Pacific 18% 29% ~ 10% Total 28% 27% ~ 15% HISTORICAL FORECAST Q1 TTM 2014 v. Q1 TTM 2013 FY 2013 v. FY 2012 FY 2014 v. FY 2013 Gross Absorption Gross Absorption Gross Absorption Leasing Americas (U.S. only) 4% 7% ~ 5% EMEA (Europe only) -6% -4% ~ 5% Asia Pacific (select markets) -4% -12% ~ 10-15% Total 0% 1% ~ 5-10% (1) Market volume data excludes multi-family assets. Source: JLL Research, April 2014

Selected Business Wins and Expansions 4 Americas EMEA Asia Pacific Multi-Regional - Scania – 100 countries - Credit Suisse – 5M sf - Volkswagen of America – 4.9M sf - Amazon.com – 3.5M sf - Commonwealth Edison – 3M sf - 12 East 88th Street, New York – $105M - Gdanski Office Center, Warsaw – 506K sf - Zorlu Center, Turkey – 710K sf - Urbil Shopping Centre, San Sebastian – €61M - Prisma Tower, Paris – (Price Confidential) - E9 Building, Beijing – 907K sf - Godrej & Boyce, Mumbai – 450K sf - 1 William Street, Brisbane – AUD395M - Nanjing IFC, Nanjing – $406M - 2550 M Street, Washington, D.C. – $86M - InterContinental Barclay, New York – $300M - Zurich American, Schaumburg, IL – 735K sf - Raytheon Company, Richardson, TX – 489K sf - Marriott Grosvenor Square, London – $194M - Nestle, Warsaw – 108K sf - Pepsico, Moscow – 140K sf - ING, London – 130K sf - Six Senses Laamu, Maldives – $70M - Deloitte, Hong Kong – 210K sf - LandCorp, Perth – 862K sf - Intergraph, Hyderabad – 172K sf

Prime Offices – Projected Changes in Values, 2014

	Rental Values	Capital Values
+ 10-20%	Singapore	Tokyo, New York* San Francisco, Madrid
+ 5-10%	Dubai, London*, New York* San Francisco, Hong Kong, Tokyo	Dubai, London*, Boston, Chicago Los Angeles, Frankfurt Seoul, Singapore,
+ 0-5%	Frankfurt, Paris*, Boston, Chicago Los Angeles, Toronto, Washington DC Mexico City, Beijing, Seoul, Mumbai Shanghai, Stockholm Brussels, Madrid	Paris*, Shanghai, Mumbai Washington DC, Toronto Mexico City, Beijing, Hong Kong Sydney, Stockholm, Brussels
- 0-5%	Moscow, Sydney	Moscow
- 5-10%	Sao Paulo	Sao Paulo

*New York – Midtown, London – West End, Paris - CBD. Nominal rates in local currency.
Source: JLL Research, April 2014

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Financial Information

$780.5 $877.8 2013 2014 $210.7 $234.0 2013 2014 $342.4 $406.5 2013 2014 $168.0 $173.6 2013 2014 7 Q1 2014 Revenue Performance Note: Equity earnings of $5.5M and $8.9M in 2013 and 2014, respectively, are included in segment results, however, excluded from Consolidated totals. Year-over-year increases shown fee-based have been calculated using fee revenue, which excludes gross contract costs. Americas EMEA Asia Pacific LaSalle Consolidated ($ in millions; % change in local currency)  25% (20% fee)  22% (6% fee)  21% (11% fee)  22% (13% fee) $361.7 Fee revenue Gross contract costs $64.9 $72.6 2013 2014  11% $447.3 $244.9 $311.8 $190.0 $214.6 $856.0 $1,037.4

8 Q1 2014 Real Estate Services Revenue ($ in millions; % change in local currency over Q1 2013) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $188.6  24% $54.0  6% $27.8  5% $270.4  18% Capital Markets and Hotels & Hospitality $40.2  4% $54.4  (11%) $20.9  (7%) $115.5  (6%) Property & Facility Management - Fee $106.3  21% $52.1  24% $89.4  17% $247.8  20% Gross Revenue $146.2  39% $76.5  73% $122.6  32% $345.3  42% Project & Development Services - Fee $44.6  20% $28.7  13% $14.1 1 0% $87.4  14% Gross Revenue $45.5  22% $82.1  40% $21.9  22% $149.5  31% Advisory, Consulting & Other $26.6  11% $44.8  9% $21.5  22% $92.9  12% Total RES Operating Fee Revenue $406.3  20% $234.0  6% $173.7  11% $814.0  14% Gross Revenue $447.1  25% $311.8  22% $214.7  21% $973.6  23% Americas EMEA Asia Pacific Total RES

LaSalle Investment Management Note: AUM data reported on a one-quarter lag. Q1 2014 Highlights Q1 2014 AUM = $48.0 Billion U.K. $16.0 Continental Europe $4.9 North America $12.4 Asia Pacific $4.7 Public Securities $10.0 Revenue Q1 2014 Q1 2013 Advisory Fees $ 56 $ 57 Transaction Fees & Other 5 3 Incentive Fees 3 0 Operating Revenue $ 64 $ 60 Equity Earnings 9 5 Total Revenue $ 73 $ 65 Adjusted EBITDA $ 17 $ 14 Adjusted EBITDA Margin 23.2% 21.2% ($ in millions) ($ in billions) 9 Separate Accounts $25.0 Commingled Funds $13.0 Public Securities $10.0 • Capital raising momentum continues into 2014; nearly $1 billion raised with strong pipeline for the second quarter • Assets under Management and advisory fees stable with portfolio liquidations offset by new acquisitions; investor allocations to real estate remain steady • Positive equity earnings from investment performance in the first quarter

Solid Balance Sheet Position Q1 2014 Highlights ($ in millions) 10 Balance Sheet Q1 2014 Q4 2013 Q1 2013 Cash and Cash Equivalents $ 140 $ 153 $ 133 Short-Term Borrowings 17 25 38 Credit Facility 443 155 470 Net Bank Debt $ 320 $ 27 $ 375 Long-Term Senior Notes 275 275 275 Deferred Business Acquisition Obligations 136 135 220 Total Net Debt $ 731 $ 437 $ 870 • Investment grade balance sheet; Baa2 / BBB- (Stable) – Reduced net debt by $139 million from Q1 2013 – Net debt increased from year end 2013, driven by incentive compensation payments and consistent with seasonal borrowing patterns • Low cost debt driving reduced interest expense – Q1 2014 net interest expense of $6.6 million down from $7.9 million in Q1 2013 • Q1 Investment Spending Q1 2014 – Capital Expenditures (1) $16 m – M&A (2) $11 m – Co-Investment ($3 m) (1) Excludes investments in joint venture entities, capitalized leases and tenant improvement allowances that are required to be consolidated under U.S. GAAP (2) Includes deferred acquisition payments and earn outs

Appendix

Prime Offices – Capital Value Clock, Q1 2013 v Q1 2014



Q1 2013
Washington DC, Toronto
Amsterdam
Hong Kong
New York, Chicago, Sao Paulo
Boston, Los Angeles, Stockholm
Berlin, San Francisco
Houston
Mexico City, Sydney
Moscow
Paris
Beijing
Capital Value growth slowing
Capital Values falling
Frankfurt
London
Dallas
Milan
Capital Value growth accelerating
Capital Values bottoming out
Singapore
Mumbai
Tokyo
Seoul
Brussels
Shanghai
Madrid
Q1 2014
Mexico City, Moscow
Toronto
Singapore
Berlin, Sydney, Shanghai
New York, Chicago
Boston, Los Angeles
San Francisco
Houston, Frankfurt
Dallas, Seoul
Hong Kong
Washington DC
Sao Paulo
Capital Value growth slowing
Capital Values falling
London
Capital Value growth accelerating
Capital Values bottoming out
Stockholm
Tokyo
Mumbai
Brussels
Amsterdam, Madrid
Paris
Beijing
Milan
Americas
EMEA
Asia Pacific

Based on notional capital values for Grade A space in CBD or equivalent.
US positions relate to the overall market
Source: JLL Research, April 2014

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Prime Offices – Rental Clock, Q1 2013 v Q1 2014


Q1 2013
Amsterdam, Sao Paulo
Paris
Beijing
Milan
Hong Kong
Sydney
Washington DC
Rome
Chicago, Madrid
Brussels, Singapore, Shanghai
Seoul
Los Angeles, Dubai
Istanbul, Tokyo
Johannesburg
New York
Mumbai
Boston
Dallas, London
Frankfurt
Mexico City
Toronto
Houston
San Francisco
Moscow
Berlin
Stockholm
Rental Value growth slowing
Rental Values falling
Rental Value growth accelerating
Rental Values bottoming out
Q1 2014
Mexico City
Moscow
Shanghai
Amsterdam
Toronto
Johannesburg
Berlin, Frankfurt
Houston
San Francisco
Dallas
Sao Paulo
London
New York, Stockholm
Tokyo
Boston
Los Angeles, Istanbul,
Mumbai
Singapore
Chicago, Dubai
Seoul
Milan
Washington DC
Brussels, Paris, Madrid
Beijing, Hong Kong, Sydney
Americas
EMEA
Asia Pacific

Based on rents for Grade A space in CBD or equivalent.
US positions relate to the overall market
Source: JLL Research, April 2014

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14 Q1 2014 Adjusted EBITDA* Performance Americas EMEA Asia Pacific LaSalle Consolidated * Refer to slide 18 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the three months ended March 31, 2013, and 2014, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments. ($ in millions) $25.1 $30.3 2013 2014 $3.4 $0.5 2013 2014 $5.6 $4.3 2013 2014 $13.8 $16.8 2013 2014 $47.8 $52.0 2013 2014

15 Q1 2014 Real Estate Services Revenue ($ in millions; % change in USD over Q4 2013) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $188.6  24% $54.0  10% $27.8  (1%) $270.4  18% Capital Markets and Hotels & Hospitality $40.2  4% $54.4  (7%) $20.9  (12%) $115.5  (4%) Property & Facility Management - Fee $106.3  19% $52.1  29% $89.4  9% $247.8  17% Gross Revenue $146.2  35% $76.5  79% $122.6  23% $345.3  38% Project & Development Services - Fee $44.6  18% $28.7  19% $14.1  (8%) $87.4  13% Gross Revenue $45.5  20% $82.1  47% $21.9  11% $149.5  32% Ad isory, Consulting & Other $26.6  10% $44.8  15% $21.5  16% $92.9  14% Total RES Operating Fee Revenue $406.3  19% $234.0  11% $173.7  3% $814.0  13% Gross Revenue $447.1  24% $311.8  27% $214.7  13% $973.6  22% Americas EMEA Asia Pacific Total RES

Fee Revenue / Expense Reconciliation Note: Consolidated revenue and fee revenue exclude equity earnings (losses). Restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition are excluded from adjusted operating income margin. • Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily • Gross accounting requirements increase revenue and costs without corresponding profit • Business managed on a fee revenue basis to focus on margin expansion in the base business 16 Three Months Ended March 31 ($ in millions) 2014 2013 Revenue $1,037.4 $856.0 Gross contract costs (159.6) (75.5) Fee revenue $877.8 $780.5 Operating expenses $1,052.7 $835.9 Gross contract costs (159.6) (75.5) Fee-based operating expenses $893.1 $760.4 Operating income (loss) ($15.3) $20.1 Add: Restructuring and acquisition charges 36.0 3.2 King Sturge intangible amortization 0.6 0.6 Adjusted operating income $21.3 $23.9 Adjusted operating income margin 2.4% 3.1%

17 Reconciliation of GAAP Net Income to Adjusted Net Income and Earnings per Share Three Months Ended March 31 ($ in millions) 2014 2013 GAAP net income attributable to common shareholders $15.9 $13.2 Shares (in 000s) 45,202 45,055 GAAP diluted earnings per share $0.35 $ 0.29 GAAP net income attributable to common shareholders $15.9 $13.2 Restructuring and acquisition charges, net 1.1 2.4 King Sturge intangible amortization, net 0.4 0.4 Adjusted net income $17.4 $16.0 Shares (in 000s) 45,202 45,055 Adjusted diluted earnings per share $0.39 $ 0.36

18 Reconciliation of GAAP Net Income to Adjusted EBITDA Three Months Ended March 31 ($ in millions) 2014 2013 GAAP net income $16.1 $13.3 Interest expense, net of interest income 6.6 7.9 Provision for (benefit from) income taxes (29.1) 4.4 Depreciation and amortization 22.4 19.1 EBITDA $16.0 $44.7 Restructuring and acquisition charges 36.0 3.2 Adjusted EBITDA $52.0 $47.9 JLL is a service mark of Jones Lang LaSalle Incorporated. Copyright 2014 Jones Lang LaSalle IP, Inc.